SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              November 12, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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          Delaware                   1-3526                 58-0690070
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                   No.)


270 Peachtree Street, NW, Atlanta, Georgia                           30303
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (404) 506-5000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 9.       Regulation FD Disclosure.

              The information in this Item 9 of this Current Report on Form 8-K is being furnished, not filed, pursuant to Regulation FD. Such information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, such information in this report shall not be deemed to be incorporated by reference into the filings of The Southern Company ("SOUTHERN") under the Securities Act of 1933, as amended.

              Reference is made to Note (B) in the "Notes to the Condensed Financial Statements" of SOUTHERN's Form 10-Q for the quarter ended June 30, 2002. In August 2002, Mirant Corporation ("Mirant") announced that it was reviewing several accounting issues relating to its 2001 financial statements. On November 7, 2002, Mirant filed its Form 10-Q for the quarter ended June 30, 2002 and announced that it had identified accounting errors in previously issued financial statements, primarily related to its risk management and marketing operations. As a result of these accounting errors, Mirant reported that its net income for January 1, 1999 through December 31, 2001 was overstated by $51 million. Mirant identified a number of items that contributed to this overstatement and stated that the specific periods to which certain of these items apply have not been determined. Mirant also identified certain balance sheet adjustments for 2000 and 2001. Because SOUTHERN reported Mirant as discontinued operations, those balance sheet adjustments do not affect SOUTHERN's financial statements. Mirant further announced that it had requested its independent auditors to reaudit Mirant's 2000 and 2001 financial statements to address the accounting errors identified during its review and to comply with certain new accounting standards. Mirant stated that it did not believe that its reaudit could be completed until it files its Form 10-K for the year ended December 31, 2002 (due by March 31, 2003). If Mirant's reaudit of its 2000 and 2001 financial statements results in adjustments that relate to periods prior to SOUTHERN's spin off of Mirant, SOUTHERN's earnings from discontinued operations and net assets of discontinued operations for such periods could be affected. Because any such adjustments would only relate to operations discontinued by SOUTHERN, they would have no effect on SOUTHERN's 2002 earnings or its future earnings potential, financial position, liquidity or cash flows. Based on the nature and amount of Mirant's identified accounting errors, SOUTHERN's management does not currently anticipate that a reaudit of SOUTHERN's 2000 and 2001 financial statements will be necessary.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     November 12, 2002               THE SOUTHERN COMPANY



                                          By    /s/Tommy Chisholm
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                                                 Tommy Chisholm
                                                    Secretary